Exhibit 10.2

DEED OF TRUST

THIS DEED OF TRUST, made and entered into as of this 11th day of August, in the year 2005, by and between SHEFFIELD GREENS APARTMENTS, LLC, a limited liability company organized and existing under the laws of the State of Delaware, having its principal place of business at 222 Smallwood Village Center, St. Charles, MD 20602, hereinafter referred to as the "Grantor," and DAVID A. BARSKY, ESQ. of Washington, DC, as Trustee, hereinafter referred to as the "Trustee," and GMAC COMMERCIAL MORTGAGE BANK, an industrial bank organized and existing under the laws of the State of Utah, with its principal office in 6955 Union Park Center, Suite 330, Midvale, Utah 84047, and hereinafter referred to as the "Beneficiary" (which designations shall include the respective successors and assigns and the successors in the interest of the several parties).

WHEREAS, the Grantor is justly indebted to the Beneficiary in the principal sum of TWENTY-SEVEN MILLION EIGHT THOUSAND FOUR HUNDRED AND NO/100THS DOLLARS ($27,008,400.00), evidenced by a note of even date herewith bearing interest at Five and forty-seven one-hundredths per centum (5.47%) per annum, payable in monthly installments with a final maturity of August 1, 2047, which note is identified as being secured hereby by a certificate thereon.

AND WHEREAS, the Grantor desires to secure to the Beneficiary the full and punctual payment of said debt and interest thereon, and the performance of the covenants herein contained, as well as any and all renewals or extension of said note, or of any part thereof, with interest thereon, and also to secure the reimbursement to the holder or holders of said note and to the Trustee or substitute trustee, and any purchaser or purchasers, grantee or grantees under any sale or sales under the provisions of this Trust for all money which may be advanced as herein provided for, and for any and all costs and expenses (including reasonable attorney's fees) incurred or paid on account of any litigation at law or in equity which may arise in respect to this Trust, or to the indebtedness or to the property herein mentioned, or in obtaining possession of the premises after any sale which may be made as hereinafter provided for.

NOW, THEREFORE, THE DEED OF TRUST WITNESSETH: That the said Grantor, in consideration of the premises and of One Dollar ($1), to it in hand paid by the Trustee (the receipt of which, before the sealing and delivery of these presents, is hereby acknowledged), has granted and conveyed, and does hereby grant and convey unto the Trustee, in fee simple, the following-described land and premises with the easements, rights, ways, and appurtenances thereunto belonging, situate, and lying in the County of Charles, State of Maryland, more particularly described as follows:

PLEASE SEE EXHIBIT "A" LEGAL DESCRIPTION

ATTACHED HERETO AND MADE PART HEREOF

TOGETHER with all buildings and improvements of every kind and description now or hereafter erected or placed thereon, and all fixtures, including but not limited to all gas and electric fixtures, engines and machinery, radiators, heaters, furnaces, heating equipment, steam and hot water boilers, stoves, ranges, elevators, and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other plumbing and heating fixtures, mantels, refrigerating plant and refrigerators, whether mechanical or otherwise, cooking apparatus and appurtenances, furniture, shades, awnings, screens, blinds and other furnishings; and

TOGETHER with all of the rents, issues, and profits which may arise or be had therefrom, and all articles of personal property now or hereafter attached to or used in and about the building or buildings now erected or hereafter to be erected on the lands herein described which are necessary the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected, including all goods and chattels and personal property as are ever used or furnished in operating a building or the activities conducted therein, similar to the one described and referred to, and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are, or shall be attached to said building or buildings in any manner. The parties hereto agree that to the extent permitted by law the foregoing property shall be deemed to be real estate and affixed to the reality; and

TOGETHER with all building materials and equipment now or hereafter delivered to said premises and intended to be installed therein

TO HAVE AND TO HOLD the above granted and bargained premises together with all appurtenances unto said Trustee, its successors in this trust and assigns forever, to its and their proper use and behoof.

IN AND UPON THE USES AND TRUSTS FOLLOWING, that is to say:

FIRST. Until any default in payment of any matter of indebtedness hereby secured as herein provided for, or until breach of any of the covenants herein contained, to permit the said Grantor, its successors and assigns, to possess and enjoy said land and premises and to receive the rents, issues and profits thereof, and on full payment of said note, and of any extensions or renewals thereof, and interest thereon and all sums advanced or expended as herein provided, and all other proper costs, charges, expenses commissions, and half-commissions, at any time before the sale hereinafter provided for, to release and reconvey unto and at the cost of the said Grantor, or the party or parties then claiming under it, the aforesaid land and premises.

SECOND. Upon any default being made in the payment of said note or of any installment of principal or interest thereon, or any renewal or extension thereof or of any note or notes hereafter given for interest covering any extension, with interest thereon from maturity of the same, when and as the same shall become due and payable, or upon any default in payment, when due of any tax, water rate or assessment, general or special now or hereafter assessed against said land and premises, or any past thereof, while this Trust exists, or upon any default in keeping, while this Trust exists, the buildings or other improvements now or hereafter erected on said land insured against loss by fire or other hazard in companies and amounts satisfactory to the Beneficiary, and the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner; or upon default in payment of demand of any sum or sums advanced by the holder or holders of said note on account of any costs and expenses of this Trust, or on account of any such tax or assessment, water rate or insurance, or expense of litigation, or on account of any lien, deed of trust, or mortgage on said land and premises prior in lien to this Trust, with interest thereon at the rate specified in the note from date of advance; or upon default in the performance of any of the covenants or agreements herein or in said note contained, then upon any and every such default so made as aforesaid and a continuation thereof for thirty (30) days after written notice as hereinafter provided, the said Trustee, or substitute trustee, shall sell the aforesaid land and premises and improvement at public action at such time and place, upon such terms and conditions, and after such previous public note, with such postponement of sale or resale, as the Trustee, or substitute trustee, shall deem best for the interest of all parties concerned; and (the terms of sale be in complied with) shall convey the same in fee to the purchasers at the cost of Grantor or of the purchaser of the land, premises and improvements so sold, such purchaser being hereby discharged from all liability for the application of the purchase money; shall apply the proceeds of sale (after paying all expenses of sale, all taxes, water rates, and assessments thereon due, all sums advanced as herein provided for, with interest as aforesaid, and a trustee's commission of one per centum (1%) on the gross amount of sales), to the payment of the aforesaid indebtedness or such much thereof as may then remain unpaid, whether then due or not, and the interest thereon to date of payment (it being agreed that the said note shall, upon such sale being made before the maturity of said note, or before the maturity of any renewal or extension thereof, be and become immediately due and payable, at the election of the holder thereof), paying over the surplus, if any, to the said Grantor, its successors or assigns, upon the surrender and delivery to the purchaser, his, her, its or their heirs or assigns, of possession of the land, premises, and improvements so sold and conveyed, as aforesaid, less the expense, if any, of obtaining possession thereof.

The Grantor, in order more fully to protect the security hereof, covenants and agrees as follows:

1. That it will pay the note at the times and in the manner provided therein.

2. That it will not permit or suffer the use of any of the property for any purpose other than the use for which the same was intended at the time this Deed of Trust was executed.

3. That the Regulatory Agreement, if any, executed by the Grantor and the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, which is being recorded simultaneously herewith, is incorporated in and made a part of this Deed of Trust. Upon default under the Regulatory Agreement and upon the request of the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, the Beneficiary, at its option, may declare this Deed of Trust in default and may declare the whole of the indebtedness secured hereby to be due and payable.

4. That all rents, profits and income from the property covered by this Deed of Trust are hereby assigned to the Beneficiary for the purpose of discharging the debt hereby secured. Permission is hereby given to Grantor, so long as no default exists hereunder, to collect such rents, profits and income.

5. That upon default hereunder Beneficiary shall be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession and protect the property described herein and operate same and collect the rents, profits and income therefrom.

6. That at the option of the Grantor the principal balance secured hereby may be reamortized on terms acceptable to the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, if a partial prepayment results from an award in condemnation in accordance with provisions of paragraph 16 herein, or from an insurance payment made in accordance with provisions of paragraph 11 herein, where there is a resulting loss of project income.

7. That, in order more fully to protect the security of this Deed of Trust, the Grantor, together with and in addition to, the monthly payments of interest or of principal and interest under the terms of the note secured hereby beginning on the first day of the first month after the date hereof and monthly thereafter until the said note is fully paid, will pay to the Beneficiary the following sums:

    An amount sufficient to provide the Beneficiary with funds to pay the next mortgage insurance premium if this instrument and the note secured hereby are insured, or a monthly service charge, if they are held by the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner, as follows:

    I) If and so long as said note of even date and this instrument are insured or are reinsured under the provisions of the National Housing Act, an amount sufficient to accumulate in the hands of the Beneficiary one (1)

    month prior to its due date the annual mortgage insurance premium, in order to provide such Beneficiary with funds to pay such premium to the

    Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner pursuant to the National Housing

    Act, as amended, and applicable Regulations thereunder, or

    II) Beginning with the first day of the month following an assignment of this instrument and the note secured hereby to the Secretary of Housing and Urban Development, acting by and through the Commissioner, a monthly service charge which shall be an amount equal to one-twelfth (1/12)

    of one half (1/2) per centum of the average outstanding principal balance due on the note computed for each successive year beginning with the first of the month following such assignment, without taking into account delinquencies or prepayments.

    A sum equal to the ground rents, if any, next due, plus the premiums that will next become due and payable on policies of fire and other property insurance covering the premises covered hereby, plus water rates, taxes and assessments next due on the premises covered hereby, plus water rates, taxes and assessments next due on the premises covered hereby (all as estimated by the Beneficiary) less all sums already paid therefor divided by the number of months to elapse before one month prior to the date when such ground rents, premiums, water rates, taxes, and special assessments.
    All payments mentioned in the two preceding subsections of this paragraph and all payments to be made under the note secured hereby shall be added together and the aggregate amount thereof shall be paid each month in a single payment to be applied by Beneficiary to the following items in the order set forth:

I) premium charges under the Contract of Insurance with the Secretary of

Housing and Urban Development, acting by and through the Federal

Housing Commissioner or service charge,

II) ground rents, taxes, special assessments, water rates, property insurance premiums,

III) interest on the note secured hereby;

IV) amortization of the principal of said note.

Any deficiency in the amount of any such aggregate monthly payment shall, unless paid prior to the due date of the next such payment, constitute a default under this Deed of Trust.

8. Any excess funds accumulated under (b) of the preceding paragraph remaining after payment of the items therein mentioned, shall be credited to subsequent monthly payments of the same nature required thereunder; but if any such item shall exceed the estimate therefor the Grantor shall without demand forthwith make good the deficiency. Failure to do so before the due date of such item shall be a default hereunder. In case of termination of the Contract of Mortgage Insurance by prepayment of the debt in full, or otherwise (except as hereinafter provided), accumulations under (a) of the preceding paragraph hereof not required to meet payments due under the Contract of Mortgage Insurance, shall be credited to the Grantor. If the property is sold under foreclosure or is otherwise acquired by the Beneficiary after default, any remaining balance of the accumulations under the preceding paragraph shall be credited to the principal of the debt secured hereby as of the date of commencement of foreclosure proceedings or as of the date the property is otherwise acquired, and accumulations under (a) of the preceding paragraph shall be likewise credited unless required to pay sums due the Secretary of Housing and Urban Development, acting by and through the Federal Housing Commissioner under the Contract of Mortgage Insurance.

9. That the Grantor will pay all ground rents, if any, taxes, assessments, water rates and other governmental or municipal charges or impositions to the extent provision therefor has not been made by monthly payments as hereinbefore provided before the same become delinquent or subject to interest or penalties, and in default thereof the Beneficiary may pay the same. All such sums so paid by the Beneficiary plus any sums which the Beneficiary has advanced to pay mortgage insurance premiums or property and other hazard insurance premiums not provided for by monthly payments hereunder shall be added to the principal sum secured by this Deed of Trust, shall bear interest at the rate specified in the note from the date of the advance and shall be due and payable to the Beneficiary upon demand.

10. To keep all buildings, fences and other improvements now or hereafter erected on said land and premises in good order and repair and not to do or permit waste.

11. That the Grantor will keep the improvements now existing or hereafter erected on the mortgaged property insured against loss by fire and such other hazards, casualties, and contingencies, as may be stipulated by the Commissioner upon the insurance of the mortgage and other hazards as may be required from time to time by the Beneficiary, and all such insurance shall be carried in such companies and be for such periods as may be required by the Beneficiary, and be in an amount which will comply with the coinsurance clause percentage applicable to the location and character of the property, but in no event shall the amounts of coverage be less than eighty percent of the insurable values and equipment of the property or less than the unpaid balance of the insured Deed of Trust, whichever is lesser, and in default thereof, the Beneficiary shall have the right to effect insurance. Such policies shall be in the standard form and endorsed with standard mortgagee clause with loss payable to the Beneficiary and shall be deposited with the Beneficiary. The insurance carrier providing the insurance shall be chosen by Grantor subject to the approval of the Beneficiary, which approval shall not be unreasonably withheld.

That if the premises covered hereby, or any part thereof, shall be damaged by fire or other hazard against which insurance is held as hereinbefore provided, the amounts paid by any insurance company pursuant to the contract of insurance shall, to the extent of the indebtedness then remaining unpaid, be paid to the Beneficiary, and at its option, may be applied to the debt or released for the repairing or rebuilding of the premises.

12. To pay all costs and expenses and attorney's fees (including continuation of abstract) of the Trustee and of the Beneficiary in case of any litigation involving this property or in presenting claim under any administration or other proceeding where proof of claim is required by law to be filed.

13. The irrevocable power to appoint a substitute trustee is hereby expressly granted to the Beneficiary, its successors and assigns, to be exercised at any time hereafter without notice and without specifying any reason therefor, by filing for record in the office where this instrument is recorded a deed of appointment. The Grantor for itself, its successors and assigns, and the Trustee herein named, or that hereafter may be substituted hereunder, expressly waives notice of the exercise of this power and the giving of bond by any trustee, as well as any requirement for application to any court for the removal, appointment or substitution of any trustee hereunder.

14. The said Grantor will not assign the rent or any part of the rent of said land and premises or any building now or hereafter erected thereon, nor demolish or remove any building now or hereafter erected on said land and premises, without the written consent of the Beneficiary. In event of default in the performance of any of the covenants or conditions hereof, upon request of the Beneficiary the Trustee, either in person or by agent, shall be entitled to immediate possession of said land and premises and to receive and collect the rents, issues, and profits thereof, and if the Grantor shall, after default and after demand for possession, remain in possession of said land and premises, the Grantor shall be a tenant at will thereof of the Trustee and shall at once surrender possession on demand of the Trustee, who may thereupon enter and take possession and collect the rents, issues, and profits of said land and premises and apply them, less five per centum (5%) thereof to be reserved for commission, in payment of the expenses incurred in obtaining possession and toward the repairs and insurance of said land and premises, and the payment of taxes and assessments thereon, and in redemption from sales therefor and of the indebtedness secured hereby. And it is hereby covenanted, understood, and agreed that the assignment of said rents, and the collection and application of the same as herein made and authorized, shall in no manner be taken or held to interfere with or abridge the power of sale and disposition granted to the Trustee hereunder for any of the defaults mentioned herein, nor shall the said assignment of rents and the collection and application of the same, as herein made and authorized, in any manner at law or in equity, discharge or relieve the Grantor, its successors and assigns, from the full payment of the balance of the indebtedness secured by this Deed of Trust in strict accordance with the terms hereof and of the note hereby secured.

15. The Trustee may act hereunder and may sell and convey said land and premises under the power granted by this instrument, although the Trustee has been, may now be and may hereafter be, attorney or agent of the Beneficiary in respect to the loan made by the Beneficiary evidenced by the note or this Deed of Trust, or in respect to any matter or business whatsoever. The Beneficiary may bid and become the purchaser at any sale under this Deed of Trust. It is further agreed that, if said property be advertised for sale as herein provided and not sold, the Trustee shall be entitled to a reasonable commission not exceeding one-half (1/2) of the commission provided in case of sale, to be computed on the amount of principal then unpaid.

16. That if the land and premises, or any part thereof, be condemned under any power of eminent domain or acquired for any public use or quasi-public use, the damages, proceeds, and consideration for such acquisition to the extent of the full amount of indebtedness upon this Deed of Trust and the note secured hereby remaining unpaid are hereby assigned by the Grantor to the Beneficiary and shall be paid forthwith to said Beneficiary, to be applied by it on account of the indebtedness hereby secured.

17. That it, the said Grantor, will not create or permit a lien to exist against said land and premises inferior or superior to the lien of this Deed of Trust.

18. A breach of any promise in this Deed of Trust or in the note secured hereby shall constitute a default hereunder, and if such default shall continue for thirty (30) days after written notice as provided herein, then at the option of the Beneficiary the entire indebtedness hereby secured shall become due, payable, and collectible then and thereafter as the Beneficiary may elect, regardless of the date of maturity.

19. Any notice, demand or request required or permitted hereunder to be given to the Grantor shall be sufficiently given if in writing and either (a) sent to the owner of the land and premises last appearing on the records of the Beneficiary by registered first class mail, postage prepaid at the address last appearing on said records; or (b) delivered to or served upon an officer of the owner or at the site of the mortgaged property upon the superintendent or assistant superintendent of the owner, or upon a person performing the functions of superintendent or assistant superintendent.

AND the said Grantor does hereby covenant for itself, its successors and assigns, that it is seized of said land and premises in fee simple and has the right to convey the same to the said Trustee, that the said Trustee shall have quiet possession thereof, free from all encumbrances, and that it, the said Grantor, will execute such further assurances of the said land and premises as may be requisite.

20. Notwithstanding the agreement and declaration hereinabove, that certain articles of property shall be deemed to be real estate and affixed to the realty covered by this Deed of Trust, to the extent that such agreement and declaration may not be effective and that said articles may constitute Goods (as said term is defined in the Uniform Commercial Code, this instrument in addition to constituting a Deed of Trust covering all the realty shall also constitute a security agreement, and Grantor does hereby grant a security interest in such Goods, as collateral, in the holder of the Deed of Trust Note secured by this Deed of Trust. This security interest in the Goods in granted to the secured party in accordance with the Uniform Commercial Code. The party hereto of the first part acknowledges that it does execute the within instrument as a Deed of Trust covering the realty described herein and also as a Security Agreement it being the intention of the parties that this instrument also be deemed as a Security Agreement and Financing Statement under the laws of the State of Maryland to provide a security interest in said Goods of the party of the first part.

That this Deed of Trust and the note secured hereby were executed and delivered to secure monies advanced or to be advanced and to be used in the construction of certain improvements on the lands herein described, in accordance with a building loan agreement between the Beneficiary dated as of August ___, 2005, which building loan agreement (except such part or parts thereof as may be inconsistent herewith) is incorporated herein by reference to the same extent and effect as if fully set forth and made a part of this Deed of Trust, which said building loan agreement Grantor hereby covenants to perform and if the construction of the improvements to be made pursuant to said building loan agreement shall not be carried on with reasonable diligence, or shall be discontinued at any time for any reason other than strikes or lock-outs, the Trustee, at the request and on behalf of the Beneficiary after due notice to the Grantor or any subsequent owner, is hereby invested with full and complete authority to enter upon the said premises, employ watchmen to protect such improvements from depredation or injury, and to preserve and protect the personal property therein, and to continue any and all outstanding contracts for the erection and completion of said building or buildings, to make and enter into contracts and obligations wherever necessary, either in its own name or in the name of the Grantor, or other owner; and in the name and for the account of the Beneficiary to pay and discharge all debts, obligations, and liabilities incurred thereby. All such sums so advanced by and for the account of the Beneficiary (exclusive of advances of the principal of the indebtedness secured hereby) shall be added to the principal of the indebtedness secured hereby and shall be secured by this Deed of Trust and shall be due and payable on demand with interest at the rate specified in the note, but no such advances shall be insured unless same are specifically approved by the Federal Housing Commissioner prior to the making thereof. The principal sum, with interest and other charges provided for herein shall, at the option of the Beneficiary or holder of this Deed of Trust and the note secured hereby, become due and payable on the failure of the Grantor, or owner, to keep and perform any of the covenants, conditions, and agreements of said building loan agreement. This covenant shall be terminated upon the completion on the improvements to the satisfaction of the Beneficiary and the making of the final advance as provided in said building agreement.

That the improvements about to be made upon the premises conveyed by this Deed of Trust and all plans and specifications comply with all municipal ordinances and regulations made or promulgated by lawful authority, and that the same will upon completion comply with all such municipal ordinances and regulations and with the rules of the rating or inspection organization, bureau, association or office having jurisdiction. In the event the Grantor shall at any time fail to comply with such rules, regulations, and ordinances which are now or may hereafter become applicable to the said premises, after due notice and demand by the Beneficiary, thereupon the principal sum and all arrears of interest and other charges provided for herein shall, at the option of the Beneficiary become due and payable.

Grantor covenants and agrees that so long as this Deed of Trust and the said note secured hereby are insured, or held under the provisions of the National Housing Act, it will not execute or file for record any instrument which imposes a restriction upon the sale or occupancy of the mortgaged property on the basis of race, color, creed or national origin; sex, familial status or handicapping condition; and Grantor agrees to prohibit any form of discrimination on the basis of race, creed, color, sex, familial status or handicapping condition in connection with the mortgaged property. Upon any violation of this undertaking, the Beneficiary may, at its option declare the unpaid balance of the debt secured hereby immediately due and payable.

Notwithstanding any other provision contained in this Deed of Trust, it is agreed that the execution of this Deed of Trust shall impose no personal liability on the maker hereof (nor any of its present or future members or managers) for payment of the indebtedness evidenced hereby and in the event of a default, the holder of this Deed of Trust shall look solely to the property described in the Deed of Trust and to the rents, issues and profits thereof in satisfaction of the indebtedness evidenced hereby and will not seek or obtain any deficiency or personal judgment against the maker hereof (nor any of its present or future members or managers) except such judgment or decree as may be necessary to foreclosure and bar its interest in the property and all other property mortgaged, pledged, conveyed or assigned to secure payment of the Note, except as set out in this Deed of Trust given to secure this indebtedness.

This Deed of Trust shall be construed in accordance with the laws of the State of Maryland.

(SIGNATURE APPEARS ON NEXT PAGE)

IN WITNESS WHEREOF, the said party hereto of the first part has caused these presents to be executed in its name by its Manager and its corporate seal to be hereunto affixed, all as of the day, month and year first hereinabove written.

GRANTOR:

Sheffield Greens Apartments, LLC,

a Delaware limited liability company

By: American Housing Properties L.P.,

a Delaware limited partnership, its Manager and Member

By: American Housing Management Company,

a Delaware corporation, its General Partner

By: _________/s/___________________

Edwin L. Kelly

President/COO

________________________________________________________________________________

STATE OF MARYLAND COUNTY OF CHARLES

I hereby certify that on this 9th day of August, 2005, before me, the subscriber, Martha Haupt, personally appeared Edwin L. Kelly, President/COO of American Housing Management Company, a Delaware corporation, the General Partner of American Housing Properties L.P., a Delaware limited partnership, the Manager and Member of Sheffield Greens Apartments, LLC, a Delaware limited liability company, the limited liability company that executed the foregoing instrument, and acknowledged to me that such corporation executed the same as such general partner, and that such limited partnership executed the same as such manager and member, and that such limited liability company did acknowledge the foregoing instrument to be the act and deed of said Sheffield Greens Apartments, LLC for the purposes therein contained.

Witness my hand and notorial seal the day and year first above written.

(SEAL) _________/s/___________________

Martha Haupt, Notary Public

My commission Expires: 02/01/09

PURSUANT to the provisions of Section 3-104(f)(1) of the Real Property Article of the Annotated Code of Maryland, this is to certify that the within Deed of Trust was prepared under the supervision of the undersigned Attorney at Law.

_________/s/___________________

David A. Barksy

This document was prepared by, and after recording return to:

David A. Barsky, Esquire, Krooth & Altman, LLP, 1850 M Street N.W., Suite 400, Washington, D.C. 20036, (202) 293-8200